EXHIBIT 10.17





                               GENERAL MILLS, INC.

                             1990 SALARY REPLACEMENT

                                STOCK OPTION PLAN














                        As Amended Through June 27, 1994

                               GENERAL MILLS, INC.

                    1990 SALARY REPLACEMENT STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN

          The purpose of the General Mills, Inc. 1990 Salary Replacement Stock Option Plan (the "Plan") is to give key employees of General Mills, Inc. (the "Company") and its subsidiaries who are primarily responsible for the management of the business of the Company the opportunity to receive stock option grants in lieu of salary increases, and, as to employees who are not subject to Section 16 of the 1934 Act (each as hereinafter defined), an opportunity to receive stock option grants in lieu of certain other compensation and employee benefits thereby encouraging focus on the growth and profitability of the Company and its Common Stock.


2.   EFFECTIVE DATE OF PLAN

          This Plan shall become effective as of September 17, 1990, subject to the approval of the stockholders of the Company at the Annual Meeting on September 17, 1990.


3.   ADMINISTRATION OF THE PLAN

          The Plan shall be administered by the Compensation Committee (the "Committee"). The Committee shall be made up of non-management members of the Board of Directors (the "Board") appointed in accordance with the Company's Certificate of Incorporation. The Committee shall have authority to adopt rules and regulations for carrying out the purpose of the Plan, select the employees to whom grants will be made ("Optionees"), the number of shares to be optioned and interpret, construe and implement the provisions of the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from
     Section 16 of the 1934 Act (or any successor provisions) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to
     Section 16 of the 1934 Act, or any successor provision. Decisions of the Committee (or its delegate as permitted herein) shall be final, conclusive and binding upon all parties, including the Company, stockholders and Optionees.


4.   COMMON STOCK SUBJECT TO THE PLAN

          The shares of "Common Stock" of the Company ($.10 par value) to be issued upon the exercise of a non-qualified option to purchase Common Stock granted hereunder (an "Option") may be made available from the authorized but unissued Common Stock, shares of Common Stock held in the treasury, or Common Stock purchased on the open market or otherwise.

          Approval of the Plan by the stockholders of the Company shall constitute authorization to use such shares for the Plan, subject to the discretion of the Board or as such discretion may be delegated to the Committee.

          Subject to the provisions of the next succeeding paragraph, the maximum aggregate number of shares originally authorized under the Plan for which Options could be granted under the Plan shall was 3,000,000 shares. As of June 1, 1992, and subject to the provisions of the next succeeding paragraph, there remain 4,493,000 shares authorized to be issued under the Plan (as adjusted for stock splits). If an Option granted under the Plan is terminated without having been exercised in full, the unpurchased or forfeited shares or rights to receive shares shall become available for grant to other employees.

          The number of shares of Common Stock subject to the Plan, the outstanding Salary Stock Options, and the exercise price per share of outstanding Options may be appropriately adjusted by the Committee in the event that:

          (i)  the number of  outstanding  shares of Common Stock of the Company
               shall  be  changed  by  reason  of  split-ups,   combinations  or
               reclassifications of shares;

          (ii) any stock dividends are distributed to the holders of Common Stock of the Company; or

          (iii)the Common Stock of the Company is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization.


5.   ELIGIBLE PERSONS

     Only persons who are officers or key employees of the Company or a subsidiary shall be eligible to receive grants under the Plan. No grant shall be made to any member of the Committee or any other non-employee director.


6.   PURCHASE PRICE OF SALARY STOCK OPTIONS

     The purchase price for each share of Common Stock issuable under an Option shall not be less than 100 percent of the Fair Market Value of the Shares of Common Stock of the Company subject to such option on the date of grant. "Fair Market Value" as used in the Plan shall equal the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.


7.   OPTION TERM

     The term of each Option grant as determined by the Committee shall not exceed ten (10) years and one (1) month from the date of that grant and shall expire as of the last day of the designated term, unless terminated earlier under the provisions of the Plan.


8.   OPTION TYPE

     Option grants will be Non-Qualified Stock Options governed by Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision.


9.   NON-TRANSFERABILITY OF OPTIONS

     No Option granted under this Plan shall be transferable by the Optionee otherwise than by the Optionee's Last Will and Testament or by the laws of descent and distribution. An Optionee shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this Section. Each Option shall be exercised during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.


10.  EXERCISE OF OPTIONS

          Except as provided in Sections 12, 13 and 14, each Option shall be vested and may be exercised in accordance with such terms and conditions as may be determined by the Committee for grants to officers or executives and by the Chief Executive Officer of the Company for grants to other management participants.

          Subject to the provision of this Section 10, each Option may be exercised in whole or, from time to time, in part with respect to the number of then exercisable shares in any sequence desired by the Optionee without regard to the date of grant of stock options under other plans of the Company.

          An Optionee exercising an Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 4:30 P.M. CST/CDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Optionee shall tender the full purchase price of the shares purchased. Until such payment has been made and a certificate or certificates for the shares purchased has been issued in the Optionee's name, the Optionee shall possess no stockholder rights with respect to any such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the Committee:

          (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

          (ii) through the delivery of shares of Common Stock owned by the Optionee; or

          (iii) by a combination of (i) and (ii) above.

          For determining the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

11.  WITHHOLDING TAXES ON OPTION EXERCISE

          Each Optionee shall deliver to the Company cash in an amount equal to all federal, state and local withholding taxes required to be collected by the Company in respect of the exercise of an Option, and until such payment is made, the Company may, in its discretion, retain all or a portion of the shares to be issued.

          Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, an Optionee may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares to be issued such number of shares as shall be sufficient to satisfy the withholding obligation.

12.  EXERCISE OF OPTIONS IN EVENT OF CERTAIN CHANGES OF CONTROL

          Each outstanding Option shall become immediately and fully exercisable for a period of six (6) months following the date of the following occurrences, each constituting a "Change of Control":

          (i) if any person (including a group as defined in Section 13(d)(3) of the 1934 Act) becomes, directly or indirectly, the beneficial owner of twenty (20) percent or more of the shares of the Company entitled to vote for the election of directors;

          (ii) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were Directors of the Company just prior to such event cease to constitute a majority of the Company's Board of Directors; or

          (iii)the stockholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly-owned corporation or a sale or other disposition of all or substantially all of the assets of the Company occurs.

          After such six (6) month period the normal option exercise provisions of the Plan shall govern. In the event an Optionee is terminated as an employee of the Company or a Subsidiary within two (2) years of any of the events specified in (i), (ii) or (iii), all outstanding Stock Options at that date of termination shall become immediately exercisable for a period of three (3) months.


13.  TERMINATION OF EMPLOYMENT OR LEAVE OF ABSENCE OF AN OPTIONEE

     (a)  Normal Termination

               If the Optionee's employment by the Company or a subsidiary terminates for any reason other than as specified in subsections (b),
          (c), (d) or (e), the Options shall terminate three (3) months after such termination. If the employment by the Company or a subsidiary of an Optionee, other than an Optionee subject to Section 16 of the 1934 Act, is terminated for the convenience of the Company, as determined by the Committee, and, at the time of termination the sum of the Optionee's age and service with the Company equals or exceeds 70, the Committee, in its sole discretion, may permit any Option previously granted to the Optionee under the Plan to be exercised to the full extent that such Option could have been exercised by such Optionee immediately prior to the Optionee's termination and may permit such Option to remain exercisable until the expiration of the Option in accordance with its original term.

     (b)  Death

               If the termination of employment is due to the Optionee's death, the Options may be exercised as provided in Section 14.

     (c)  Retirement

               If the termination of employment is due to the Optionee's retirement, the Optionee thereafter may exercise an Option within the period remaining under the original term of the Option.

     (d)  Spin-offs

               If the termination of employment is due to the cessation, transfer, or spin-off of a complete line of business of the Company, the Committee, in its sole discretion, may determine that all outstanding Options granted more than one (1) year prior to the date of such termination shall immediately become exercisable for a period of three (3) years after the date of such termination, subject to the provisions of Section 7.

     (e)  Leave of Absence

               Unless the Committee shall otherwise determine, if an Optionee is placed on an unpaid leave of absence, such Optionee's Options shall terminate at the expiration of the unpaid leave of absence.

               If an Optionee is placed on an unpaid leave of absence, retires during such leave, and the Committee had decided not to terminate the Optionee's right to exercise an Option at the date of the inception of said leave of absence, then such Optionee may exercise an Option in accordance with subsection (c).


14.  DEATH OF OPTIONEE

          If an Optionee should die while employed by the Company or a subsidiary or after retirement, any Option previously granted to the Optionee under this Plan may be exercised by the person designated in such Optionee's Last Will and Testament or, in the absence of such designation, by the Optionee's estate, to the full extent that such Option could have been exercised by such Optionee immediately prior to the Optionee's death, subject to the original term of the Option.


15.  AMENDMENTS TO THE PLAN

          The Plan may be terminated, modified, or amended by the Board of Directors of the Company.

          Subject to the approval of the Board of Directors, the Committee may at any time terminate, modify or suspend the operation of the Plan, provided that no such amendment, alteration or discontinuation shall be made without the approval of the stockholders of the Company:

          (i) if such approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the 1934 Act; or

          (ii) to materially increase the number of shares which may be issued under the Plan or materially modify the requirements as to eligibility for participating in the Plan.

          The Board of Directors shall have authority to cause the Company to take any action related to the Plan which may be required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, and the rules and regulations prescribed by the Securities and Exchange Commission. Any such action shall be at the expense of the Company.

          No termination, modification, suspension or amendment of the Plan shall alter or impair the rights of any Optionee pursuant to a prior grant, without the consent of the Optionee.


16.  FOREIGN JURISDICTIONS

          The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction, to key employees of the Company who are subject to such laws and who are eligible to receive Option grants under the Plan.


17.  DURATION OF THE PLAN

          Grants may be made under the Plan until September 30, 1995.


18.  NOTICE

          All notices and communications to the Company shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

                       General Mills, Inc.
                       Number One General Mills Boulevard
                       Minneapolis, Minnesota  55426
                       Attention:  Corporate Compensation
                       If by Telex:  170360 Gen Mills
                       If by Facsimile:  (612) 540-4925

19.  SECTION 16 OFFICERS

          With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



       Effective as of September 17, 1990
       As amended effective June 1, 1992
       As amended effective June 27, 1994